EXHIBIT 99.1

SECURITIES PURCHASE AGREEMENT

nFinanSe Inc.
3923 Coconut Palm Drive, Suite 107
Tampa, Florida  33619

Ladies & Gentlemen:

The undersigned, _________________________________(the “Investor”), hereby confirms its agreement with you as follows:

I.           This Securities Purchase Agreement (the “Agreement”) is made as of June ___, 2008 between nFinanSe Inc., a Nevada corporation (the “Company”), and the Investor.

II.           The Company has authorized the sale and issuance of up to (i) 1,600,000 shares (the “Common Shares”) of Common Stock of the Company, $0.001 par value per share (the “Common Stock”), (ii) 4,100,000 shares (the “Preferred Shares”) of Series C Preferred Stock of the Company, $0.001 par value per share (the rights and preferences of which are as provided in that certain Certificate of Designations, Rights and Preferences attached hereto as Exhibit A) (the “Preferred Stock”); and (iii) warrants (the form of which is attached hereto as Exhibit B) (the “Warrants”) to purchase up to 2,850,000 shares of Common Stock at an exercise price of $2.30 per share (the “Warrant Shares”), subject to adjustment by the Company, to the Investor and certain other accredited investors in a private placement (the “Offering”), as follows:

a.
For those Investors investing $500,000 or less, each Investor shall receive (i) Common Shares at the purchase price of $2.00 per Common Share, and (ii) Warrants to purchase such number of Warrants Shares that is equal to 50% of the Common Shares purchased; provided, however, that at such time as the Investor, together with its affiliates, owns 750,000 shares of Common Stock, each Investor shall receive (i) Preferred Shares at the purchase price of $2.00 per Preferred Share, and (ii) Warrants to purchase such number of Warrant Shares that is equal to 50% of the Preferred Shares purchased.

b.
For those Investors investing over $500,000, each Investor shall receive (i) Preferred Shares at the purchase price of $2.00 per Preferred Share, and (ii) Warrants to purchase such number of Warrant Shares that is equal to 50% of the Preferred Shares purchased.

The Company has further authorized the issuance of an aggregate of 1,400,000 shares of Common Stock and Preferred Stock, at the exchange price of $2.00 per share, to certain accredited investors in exchange for the 1,120,000 shares of Common Stock purchased by those accredited investors at the purchase price of $2.50 per share pursuant to those certain Securities Purchase Agreements dated March 21, 2008, March 28, 2008, March 31, 2008 and May 16, 2008 (collectively, the “Previous Purchase Agreements”); and (ii) 700,000 shares of Common Stock underlying warrants, with an exercise price of $2.30 per share, that will replace those warrants to purchase 560,000 shares of Common Stock at an exercise price of $3.25 issued to those certain accredited investors party to the Previous Purchase Agreements.  The exchange transactions referenced in this paragraph (the “Exchange”) will occur simultaneously with closing of the Offering.

Amendment to Certain Outstanding Warrants.  In consideration for the purchase of the Securities (as defined below) in the Offering, if the Investor invests an amount equal to at least 50% of the Investor’s investment in the Company’s June 29, 2007 offer and sale (to the extent the Investor participated in such offer and sale) (the “June Offering”) of Common Stock, Series B Stock (as defined below) and warrants to purchase an aggregate of 1,511,600 shares of Common Stock (collectively, the “June 2007 Warrants”), the Investor’s June 2007 Warrants shall be amended as of the Closing Date (as defined below) such that the exercise price per share of the Investor’s June 2007 Warrants shall be reduced to $2.30 per share from $5.00 per share.  Any June 2007 Warrants owned by any other accredited investor participating in the Offering shall be amended on the same terms and subject to the same conditions if such Investor invests an amount equal to at least 50% of such Investor’s investment in the June Offering.  Except as set forth in this paragraph, the June 2007 Warrants shall remain unchanged and in full force and effect.

III.           The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof.  Exceptions:
_______________________________________________________________________________________

_______________________________________________________________________________________.
(If no exceptions, write “none.”  If left blank, response will be deemed to be “none.”)

IV.           Pursuant to the Terms and Conditions for Purchase of the Securities attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the “Terms and Conditions”), the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor:

•
___________ units for a purchase price of $2.00 per unit, each unit consisting of one Common Share and a Warrant to purchase one-half of one share of Common Stock, or an aggregate of ______________ Common Shares and a Warrant to purchase ____________ Warrant Shares, exercisable at $2.30 per Warrant Share; or

•
___________ units for a purchase price of $2.00 per unit, each unit consisting of one Preferred Share, and a Warrant to purchase one-half of one share of Common Stock, or an aggregate of ______________ Preferred Shares and a Warrant to purchase ____________ Warrant Shares, exercisable at $2.30 per Warrant Share.

Unless otherwise requested by the Investor, certificates and warrant documents representing the Common Shares, Preferred Shares and Warrants purchased by the Investor will be registered in the Investor’s name and address as set forth below.  The Common Shares, the Preferred Shares and the Warrants are sometimes referred to collectively herein as the “Securities.”  The Investor hereby confirms, by signing in the space provided below, that the foregoing correctly sets forth the agreement between the Investor and the Company with respect to the purchase of the Securities in the Offering.  By executing this Agreement, the Investor acknowledges that the Company may use the information in Article III above and the name and address information below in preparation of the Registration Statement (as defined in Annex 1) unless the Investor supplements the information in Article III by written notice to the Company.

AGREED AND ACCEPTED:

NFINANSE INC.	Investor:

By:	By:
Print Name:

Title:	Title:

Address:

Tax ID No.:

Contact name:

Telephone:

Fax:

E-mail:*

Name in which shares should be registered (if different):

*By providing an e-mail address, the Investor hereby consents to electronic delivery of the documents and notices required to be delivered pursuant to this Agreement.

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ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF THE SECURITIES

1.           Authorization and Sale of the Securities.  Subject to these Terms and Conditions, the Company has authorized the sale of up to 1,600,000 Common Shares, 4,100,000 Preferred Shares and 2,850,000 Warrants.  The Company reserves the right to increase or decrease this number.

2.           Agreement to Sell and Purchase the Securities; Subscription Date.

2.1             At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Common Shares, Preferred Shares and Warrants set forth in Article III of the Securities Purchase Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon.

2.2             The Company may enter into the same form of Securities Purchase Agreement, including these Terms and Conditions, with certain other investors (the “Other Investors”) and expects to complete sales of the Securities to them.  (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and the Securities Purchase Agreement to which these Terms and Conditions are attached and the Securities Purchase Agreements (including attached Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”)  The Company may accept executed Agreements from Investors for the purchase of the Securities commencing upon the date on which the Company provides the Investors with the proposed purchase price, but in no event after June 13, 2008, and concluding upon the date (the “Subscription Date”) on which the Company has (i) executed Agreements with Investors for the purchase of at least an aggregate of $7,500,000 of Common Shares, Preferred Shares and Warrants, (which $7,500,000 aggregate amount includes the exchange rate for the Common Stock issued pursuant to the Exchange) as the case may be, and (ii) notified Emerging Growth Equities, Ltd. and Collins Stewart LLC, in their shared capacity as placement agent for this transaction (collectively, the “Placement Agent”), in writing that it is no longer accepting additional Agreements from Investors for the purchase of the Securities.  The Company may not enter into any Agreements after the Subscription Date.

3.           The Closing.

3.1           Delivery of the Securities at Closing.  The completion of the purchase and sale of the Securities (the “Closing”) shall occur on June ____, 2008 (the “Closing Date”), at the offices of the Company’s counsel or at such other place as may be agreed upon by the Company and the Placement Agent.  On the Closing Date, the Company shall deliver to the Investor, or a representative of the Investor the following:

(a)           this Agreement duly executed by the Company;

(b)           a legal opinion of Company’s counsel in form and substance acceptable to the Investor;

(c)           evidence of the filing of the Certificate of Designation with the Secretary of State of Nevada; and

(d)           within 5 days of Closing, one or more stock certificates representing the number of Common Shares and/or Preferred Shares and warrant documents representing Warrants to purchase the number of Warrant Shares set forth in Article III of the Securities Purchase Agreement, each such certificate and document to be registered in the name of the Investor or, if so indicated on the signature page of the Securities Purchase Agreement, in the name of a nominee designated by the Investor.

3.2             The Closing Conditions.

(a)           The Company’s obligation to issue the Securities to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company:

(i)           prior receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Securities being purchased hereunder as set forth in Article III of the Securities Purchase Agreement;

(ii)           completion of the purchases and sales under the Agreements with the Other Investors;

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(iii)           the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing; and

(iv)           the execution of a line of credit between the Company and certain other third parties in an amount of at least $15,000,000.

(b)           The Investor’s obligation to purchase the Securities shall be subject to the following conditions, any one or more of which may be waived by the Investor:

(i)           representations and warranties of the Company set forth herein being true and correct as of the Closing Date in all material respects;

(ii)           all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)           the delivery by the Company of the items set forth in Section 3(a) of this Agreement;

(iv)           there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v)           the execution of a line of credit between the Company and certain other third parties in an amount of at least $15,000,000;

(vi)           completion of the purchases and sales under the Agreements with the Other Investors of not less than $7,500,000, in the aggregate; and

(vii)           from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the SEC or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Investor, makes it impracticable or inadvisable to purchase the Securities at the Closing.

4.           Representations, Warranties and Covenants of the Company.  The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

4.1             Organization.  Each of the Company and its subsidiaries is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization.  Each of the Company and its subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since the end of its most recently completed fiscal year through the date hereof (the “Exchange Act Documents”), including, without limitation, its report on Form 10-KSB for the year ended December 29, 2007 and its report on Form 10-Q for the quarter ended March 29, 2008 and each of the Company and its subsidiaries is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the financial condition, earnings, business or business prospects, properties or operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

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4.2             Due Authorization and Valid Issuance.  The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements and the Warrants, and the Agreements and the Warrants have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).  The Common Shares and Preferred Shares being purchased by the Investors under the Agreements will, upon issuance and payment therefor pursuant to the terms hereof and of the other Agreements, be duly authorized, validly issued, fully-paid and nonassessable.  The Company has reserved from its duly authorized capital stock: (i) the number of Common Shares and/or Preferred Shares issuable pursuant to the Agreements, (ii) the number of shares of Common Stock issuable upon conversion of the Preferred Stock (the “Conversion Shares”), and (iii) the number of Warrant Shares issuable upon the exercise of the Warrants.  The Conversion Shares and the Warrant Shares will, upon issuance and payment therefor pursuant to the terms thereof, be duly authorized, validly issued, fully-paid and nonassessable.

4.3             Non-Contravention.  The execution and delivery of the Agreements, the issuance and sale of the Securities, the Conversion Shares and the Warrant Shares under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which they or any of their properties are bound, (ii) the charter, by-laws or other organizational documents of each of the Company and its subsidiaries, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company and its subsidiaries or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them is bound or to which any of the material property or assets of the Company or its subsidiaries is subject except in cases not reasonably likely to have a Material Adverse Effect.  No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the valid issuance and sale of the Securities, the Conversion Shares and the Warrant Shares to be sold pursuant to the Agreements and the Preferred Shares and the Warrants to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

4.4             Capitalization.  The entire authorized capital stock of the Company consists of (A) 200,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), of which, including the Common Shares, ________________ are issued and outstanding, and (B) 25,000,000 shares of preferred stock, of which, (i) 9,330,514 shares were designated as Series A Convertible Preferred Stock, par value $0.001 (“Series A Stock”), of which 7,600,484 shares were issued and outstanding as of May 28, 2008, (ii) 1,000,010 shares were designated as Series B Convertible Preferred Stock, par value $0.001 (“Series B Stock”), of which 1,000,000 shares were issued and outstanding as of May 28, 2008, and (iii) pursuant to the Offering, _____________ shares were designated as Series C Convertible Preferred Stock, par value $0.001 (“Series C Stock”), of which ______________ shares are issued and outstanding.  All shares of the Company’s issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable.  There are no dividends which have accrued or been declared but are unpaid on the capital stock of the Company.  No person has any right of first refusal, preemptive right, right of participation or any similar right to participate in the transactions contemplated by the Agreements.  Except as a result of the purchase and sale of the Securities pursuant to the Offering, and except for the Company’s currently outstanding shares of Series A Stock, Series B Stock and employee and director stock options under the Company’s equity compensation plans and outstanding warrants as disclosed in the Exchange Act Documents, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.  The issuance and sale of the Securities pursuant to the Agreements will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

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4.5           Financial Statements; Accountants.  The consolidated financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company and its subsidiaries as of the dates indicated, and the results of its operations and cash flows of the Company and its subsidiaries for the periods therein specified and are consistent with the books and records of the Company except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount.  Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be included in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the United States Securities and Exchange Commission (the “SEC”) on Form 10-Q (and Form 10-QSB, to the extent applicable), under the Exchange Act and except as disclosed in the Exchange Act Documents.  The other financial information contained in the Exchange Act Documents has been prepared on a basis consistent with the financial statements of the Company and its subsidiaries contained in the Exchange Act Documents.  To the Company’s knowledge, Kingery & Crouse, P.A., who the Company expects will consent to the inclusion in the Registration Statement referred to in Section 8.1 hereof of any of its opinions with respect to the financial statements to be incorporated by reference from the Company’s Exchange Act Documents into the Registration Statement (as defined below) and the prospectus which forms a part thereof, are independent accountants as required by the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder.

4.6             Placement Agent; Board of Directors.  Emerging Growth Equities, Ltd. served as placement agent for the Company’s offering of Series A Stock and, for its services as placement agent, received a $117,000 fee and a warrant to purchase 320,000 shares of Common Stock, exercisable at $1.10 per share and expiring on December 27, 2011.  Emerging Growth Equities, Ltd. served as placement agent for the Company’s offering of Series B Stock and, for its services as placement agent, received a $634,872 fee and a warrant to purchase 120,928 shares of Common Stock, exercisable at $3.30 per share and expiring on June 29, 2012.  The Placement Agent served as placement agent for the Company’s offering pursuant to the Previous Purchase Agreements and, for its services as placement agent, received a $113,000 fee and warrants to purchase 18,600 shares of Common Stock, exercisable at $3.58 per share and expiring on March 31, 2013.  In connection with the Offering, the Placement Agent will receive a $___________ fee and a warrant to purchase ____________ shares of Common Stock, exercisable at $____ per share and expiring on June ____, 2013.  Robert A. Berlacher, a former member of the Company’s Board of Directors and a current stockholder of the Company, is a co-founder and director of EGE Holdings, Ltd., a holding company with ownership interests in investment banking, money management and venture capital, including a 100% ownership interest in Emerging Growth Equities, Ltd.  Mr. Berlacher received no compensation from EGE Holdings, Ltd. or Emerging Growth Equities, Ltd. related to the transactions discussed in this Section 4.6, including the Offering.

4.7             Company not an “Investment Company”.  The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Company is not, and immediately after receipt of payment for the Securities contemplated by the Offering will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

4.8             Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Investors under the Agreements and the Conversion Shares and Warrant Shares to be issued pursuant to the Preferred Shares and Warrants sold to the Investors under the Agreements will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

4.9             Private Offering.  Assuming (i) the correctness of the representations and warranties of the Investors set forth in Section 5 hereof, (ii) the correctness of the information provided in the Investor Questionnaire submitted by each of the Investors and (iii) that Placement Agent’s activities are consistent with the activities permissible under Rule 506 of Regulation D of the Securities Act, the offer and sale of the Securities hereunder is exempt from registration under the Securities Act.

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5.           Representations, Warranties and Covenants of the Investor.

5.1             The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities; (ii) the Investor is acquiring the number of Common Shares, Preferred Shares and Warrants set forth in Article III of the attached Securities Purchase Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of the Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Investor Questionnaire for use in preparation of the Registration Statement and the answers thereto are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Common Shares, Conversion Shares and Warrant Shares or until the Company is otherwise no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Common Shares, Preferred Shares and Warrants set forth in Article III of the attached Securities Purchase Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein.  The Investor understands that neither the Offering nor the acquisition of the Securities have been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein and the information provided in the Investor’s Investor Questionnaire.  Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire, which questionnaire is true, correct and complete in all material respects.

5.2             The Investor (other than individuals) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution, delivery and performance by the Investor of the transactions contemplated by this Agreement to be performed by the Investor have been duly authorized by all necessary corporate or similar action on the part of the Investor.  This Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ and contracting parties’ rights generally, (ii) as limited by rules of law governing specific performance, injunctive relief, or other equitable remedies, (iii) as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iv) to the extent the indemnification and contribution provisions contained in this Agreement may be limited by applicable federal or state securities laws or the public policy underlying such laws.

5.3             The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

5.4             The Investor is (i) acquiring the Securities and (ii) the shares of Common Stock receivable upon conversion or exercise thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of the Securities Act; provided, however, that by making the representations herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities under an exemption under the Securities Act and reserves the right to dispose of the Common Shares, Conversion Shares and Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.  The Investor is acquiring the Securities hereunder in the ordinary course of its business.

5.5             The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

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5.6             The Investor and its advisors, if any, have been furnished with all publicly available materials relating to the business, finances and operations of the Company and such other publicly available materials relating to the offer and sale of the Securities as have been requested by the Investor.  The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein.  The Investor understands that its investment in the Securities involves a high degree of risk.

5.7             The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

6.           Survival of Representations, Warranties and Agreements.  All covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

7.           Transfer Restrictions.

7.1             The Securities may only be disposed of in compliance with state and federal securities laws.  The Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder.  In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an affiliate of the Investor (who is an accredited investor and executes a customary representation letter) or in connection with a pledge as contemplated in Section 7.2 hereof, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act, provided, however, that in the case of a transfer pursuant to Rule 144, no opinion shall be required if the transferor provides the Company with a customary seller’s representation and broker’s representation letter reasonably satisfactory to the Company.  Any such transferee that agrees in writing to be bound by the terms of this Agreement shall have the rights of an Investor under this Agreement, including the rights of a “Selling Stockholder” in Section 8 hereof.   The Company shall reissue certificates evidencing the Securities upon surrender of certificates evidencing the Securities being transferred in accordance with this Section 7.1.

7.2             The Investors agree to the imprinting, so long as is required by this Section 7, of a legend on any of the Securities in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE.  THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR DISPOSITION MAY BE AFFECTED WITHOUT REGISTRATION UNDER THE ACT.

The Company acknowledges and agrees that the Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities, the Conversion Shares and the Warrant Shares, in accordance with all applicable securities laws, to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, the Investor may transfer pledged or secured Securities to the pledgees or secured parties; provided that the Investor shall provide the Company with such documentation as is reasonably requested by the Company to ensure that the pledge is pursuant to a bona fide margin agreement with a registered broker-dealer or a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

EX 99.1 - Page 8

7.3             Upon delivery by the Investor to the Company’s transfer agent, with a copy to the Company, of the Representation Letter substantially in the form attached hereto as Exhibit C, the certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 7.2 hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144, (iii) if such Underlying Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any shares of Preferred Stock are converted or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC) then such Underlying Shares shall be issued free of all legends.  The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 7.3, it will, no later than three Trading Days (as defined below) following the delivery by a Investor to the Company or the Transfer Agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.  Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s prime broker with the Depository Trust Company System as directed by such Investor.  “Trading Day” means a day on which the principal Trading Market is open for trading.

7.4             The Investor agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 7 is predicated upon the Company’s reliance on, and the Investor’s agreement that, the Investor will not sell any Securities except pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption from such registration or prospectus delivery requirements.

8.           Registration of Common Shares, Conversion Shares and Warrant Shares; Compliance with the Securities Act.

8.1             Registration Procedures and Other Matters.  The Company shall:

(a)          upon request from the Investor, subject to receipt of necessary information from the Investor after prompt request from the Company to the Investor to provide such information, prepare and file with the SEC, within 90 days of such request, a registration statement on such form as is then available to the Company (the “Registration Statement”) to enable the resale of the Common Shares, Conversion Shares and the Warrant Shares (referred to collectively herein as, the “Registrable Securities”) by the Investors from time to time through the OTC Bulletin Board or in privately-negotiated transactions or through the facilities of any securities exchange or securities trading platform through which the Common Stock is traded, quoted or otherwise included for offer or sale;

(b)          use its reasonable commercial efforts, subject to receipt of necessary information from the Investors after prompt request from the Company to the Investor to provide such information, to cause the Registration Statement to become effective;

(c)          use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor’s Securities purchased hereunder, the earlier of the date that (i) all Registrable Securities covered by such Registration Statement have been sold, (ii) all Registrable Securities may be sold without volume or manner-of-sale restrictions pursuant to Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the transfer agent and the affected Investors, or (iii) the second anniversary of the Closing Date;

EX 99.1 - Page 9

(d)          furnish (which may be furnished electronically) to the Investor with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Investor; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

(e)          file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 8.1(c); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f)          bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 8.1 and the registration of the Registrable Securities pursuant to the Registration Statement except with respect to any legal or attorney fees incurred by any of the Investors in connection with the Registration Statement and any amendments thereto, the Company shall be required to bear the fees and expenses of only one such legal counsel for all of the Investors and the amount of such fees and expenses for which the Company is responsible shall not exceed $10,000; and

(g)          advise the Investor (which advisement may occur electronically), promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

The Investor acknowledges that the Company may include on the Registration Statement; shares of Common Stock of the Company for resale by certain other stockholders of the Company, and that the Company may file a subsequent registration statement for the resale of shares of Common Stock by certain other stockholders of the Company.  Until such time as the Company has included the Investor’s  Registrable Securities in a Registration Statement, if the Company determines to file a subsequent registration statement under the Securities Act, in each such instance, the Company shall give the Investor notice of its plans to file such registration statement no less than 5 days and no more than 60 days prior to the filing thereof, shall afford the Investor the opportunity to have any of its Registrable Securities registered for resale pursuant to such registration statement and, upon the request of the Investor by notice to the Company, shall include in such registration statement such of the Investor’s Registrable Securities as the Investor so requests be so included therein.  For purposes of this Agreement, the all references to the term “Registration Statement” shall include each of such registration statements which purport to register Registrable Securities of the Investor.

8.2             Transfer of Registrable Securities After Registration; Suspension.

(a)          The Investor agrees that it will not effect any disposition of the Registrable Securities or its right to purchase the Registrable Securities that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 8.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b)          Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, use commercially reasonable efforts to prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor (which may occur electronically) upon its request copies of any documents filed pursuant to Section 8.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 8.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor when the amendment has become effective).

EX 99.1 - Page 10

(c)          Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing (which may be delivered electronically) to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Registrable Securities pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus.  In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Investor.

(d)          Provided that a Suspension is not then in effect, the Investor may sell Registrable Securities under the Registration Statement, provided that it arranges for delivery of a current prospectus to the transferee of such Registrable Securities to the extent required by the Securities Act and the rules and regulations thereunder.

8.3             Indemnification.  For the purpose of this Section 8.3:

(i)             the term “Selling Stockholder” shall include the Investor and any affiliate of such Investor;

(ii)             the term “Registration Statement” shall include the prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, and any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 8.1 hereof; and

(iii)             the term “untrue statement” shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(a)          The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any failure by the Company to comply with the covenants and agreements contained in this Agreement, or (ii) any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Selling Stockholder for any reasonable and documented legal expenses and any other actual, accountable out-of–pocket documented expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in this Agreement.  The Company shall reimburse each Selling Stockholder for the amounts provided for herein within a reasonable period of time after demand thereof.

EX 99.1 - Page 11

(b)          The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by the Investor to comply with the covenants and agreements contained in this Agreement, or (ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable and documented legal expenses or other actual, accountable out-of–pocket documented expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.  In no event shall the liability of any Selling Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by such Selling Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)          Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 8.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 8.3 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 8.3.  Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof.  After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties.  In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld.  No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d)          If the indemnification provided for in this Section 8.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor or other Selling Stockholder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement.  The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Registrable Securities to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Investor’s obligations in this subsection to contribute shall be in proportion to its Investor sale of Registrable Securities to which such loss relates and shall not be joint with any other Selling Stockholders.  In no event shall the liability of any Selling Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by such Selling Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

EX 99.1 - Page 12

(e)          The Investor hereby acknowledges that it is a sophisticated business person who was represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8.3, and is fully informed regarding said provisions.  The Investor further acknowledges that the provisions of this Section 8.3 fairly allocate the risks involved in the Offering.  The Investor and the Company are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 8.3, and the Investor and the Company hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 8.3 and further agree not to attempt to assert any such defense.

8.4             Termination of Conditions and Obligations.  The conditions precedent imposed by Section 5 or this Section 8 upon the transferability of the Registrable Securities shall cease and terminate as to any particular number of the Registrable Securities when such Registrable Securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Registrable Securities or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

8.5             Information Available.  So long as the Registration Statement is effective covering the resale of Registrable Securities owned by the Investor, the Company will furnish to the Investor:

(a)          as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

(b)          upon the reasonable request of the Investor, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses; and

(c)          if agreed to by the Investor on the signature page to this Agreement, the documents required to be delivered by the Company pursuant to this Agreement, except for the prospectus or preliminary prospectus required to be delivered pursuant to Section 8.1(d) herein, shall be delivered to the Investor in electronic form to the e-mail address provided by the Investor on the signature page of the Securities Purchase Agreement.

9.           Other Agreements.

9.1             Public Information.

(a)          If the Common Stock is not registered under Section 12(b) or 12(g) of the Exchange Act on the date hereof, the Company agrees to cause the Common Stock to be registered under Section 12(g) of the Exchange Act on or before the 90th calendar day following the date hereof. Until the earliest of the time that no Investor owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  The Company covenants that it will use commercially reasonable efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding the Securities purchased hereunder made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144(c)(2) under the Securities Act).  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

EX 99.1 - Page 13

(b)          At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to such Investor’s other available remedies, the Company shall pay to a Investor, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to one percent (1.0%) of the aggregate Subscription Amount of such Investor’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Investors to transfer the Underlying Shares pursuant to Rule 144.  The payments to which a Investor shall be entitled pursuant to this Section 9.1(b) are referred to herein as “Public Information Failure Payments.”  Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured.  Nothing herein shall limit such Investor’s right to pursue actual damages for the Public Information Failure, and such Investor shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

9.2             Securities Laws Disclosure; Publicity.  The Company shall issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby, and including the Transaction Documents as exhibits thereto, in accordance with the provisions of the Exchange Act.  The Company and each Investor shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Investor shall issue any such press release nor otherwise make any such public statement with respect to the transactions contemplated hereby without the prior consent of the Company, with respect to any press release of any Investor, or without the prior consent of each Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

10.           Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, by facsimile or e-mail (if agreed to by the Investor), or (B) if delivered from outside the United States, by international express courier, facsimile or e-mail (if agreed to by the Investor), and shall be deemed given (i) if delivered by first-class registered or certified mail, five business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile or e-mail, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a)             if to the Company, to:

nFinanSe Inc.
3923 Coconut Palm Drive, Suite 107
Tampa, Florida  33619
Attn: Raymond P. Springer, Chief Financial Officer

(b)             with a copy to:

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA  19103
Attention: Joanne R. Soslow, Esq.

(c)	if to the Investor, at its mail or e-mail address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

11.           Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor; provided, however, the provisions of Section 8.1 may not be amended without the prior written consent of at least a majority in interest of the Registrable Securities.

12.           Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement and do not affect its interpretation.

EX 99.1 - Page 14

13.           Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14.           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Florida, without giving effect to the principles of conflicts of law.

15.           Counterparts.  This Agreement may be executed in two or more counterparts, including facsimile counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

16.           Confidential Information.  The Investor represents to the Company that, at all times during the Company’s offering of the Securities, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, including information about the Offering of the Securities and covenants that it will continue to maintain in confidence such information until such date that the transactions contemplated hereunder are publicly disclosed pursuant to this Agreement.

17.           Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance or non-performance of the obligations of any other Investor under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

EX 99.1 - Page 15

Exhibit A

See attached.

EX 99.1 - Page 16

Exhibit B

See attached.

EX 99.1 - Page 17

Exhibit C

REPRESENTATION LETTER

[Transfer Agent Name]
[Transfer Agent Address]
[Transfer Agent Address]

RE:	Securities of nFinanSe Inc. (the “Company”)

Dear Sir/Madam:

The undersigned hereby certifies that at the time of the sale of its securities in the Company, it will either (i) sell the securities pursuant to the Company’s Prospectus dated _____________ (the “Prospectus”) in a manner described under the caption “Plan of Distribution” in the Prospectus in compliance with all securities laws applicable to the undersigned, including, without limitation, the prospectus delivery requirements of the Securities Act of 1933, as amended; or (ii) sell the securities in compliance with Rule 144 of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):_____________________________________

Record Holder (e.g., if held in name of nominee):_________________________________

Restricted Stock Certificate No.(s):___________________________________________

Number of Shares:_______________________________________________________

Very truly yours,
Dated:	By:
Print Name:
Title:

EX 99.1 - Page 18